Ex 10.14

Employee Option Award Letter

xG Technology, Inc.

2009 STOCK INCENTIVE PLAN

OPTION AGREEMENT

This Option Agreement is effective and entered into as of DATE (the “Date of Grant”), by and between xG Technology, Inc., (the “Company”), and NAME (the “Optionee”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2009 Stock Incentive Plan (the “Plan”). The Company intends that this Option will constitute

❑	An incentive stock option, taxed under Section 422 of the Code. Notwithstanding this intention at grant of the Option, the ultimate taxation of the Option will depend on whether the ultimate exercise of the Option and holding of Shares purchased through the Option exercise satisfy the requirements of Section 422 of the Code.

❑	A non-statutory stock option, not eligible for tax treatment under Section 422 of the Code.

1.          Number of Shares. The Company hereby grants to the Optionee an option (this “Option”) to purchase NUMBER Shares (the “Option Shares”) at an Exercise Price per Share of $PRICE, subject to all of the terms and conditions of this Option Agreement and the Plan.

2.          Option Term. The term of the Option and of this Option Agreement (the “Option Term”) shall commence on the Date of Grant set forth above and, unless the Option is previously terminated pursuant to Section 5 below, shall terminate on the tenth anniversary thereof (the “Expiration Date”). As of the Expiration Date, all rights of the Optionee hereunder shall terminate.

3.          Conditions of Vesting and Exercise.

(a)          Subject to Section 5 below, one third of the Option Shares shall vest on the anniversary of the Date of Grant (“First Vesting Date”), one third shall vest on the second anniversary of the Date of Grant (“Second Vesting Date”) and the final third shall vest on the third anniversary of the Date of Grant (“Third Vesting Date”), provided that, in the case of the vesting of the Option Shares on the First Vesting Date, the following conditions have been satisfied, achieved, performed or completed by that date:

i       Did not receive any written warnings in the prior year regarding work performance or work product;

ii          Did not have any serious or continuing disciplinary issues in the previous year. Referencing the Employee Handbook: Employee Conduct Guidelines, Group 1 – second or third offense, Group 2, 3, & 4 – any offense.

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and provided further that, in the case of the respective vesting of the Option Shares on the Second Vesting Date and the Third Vesting Date, such other conditions as the Administrator may set for the Optionee in advance of such dates have been satisfied, achieved, performed or completed by the relevant dates. Notwithstanding the setting of any conditions in respect of any period, the vesting schedule can be accelerated by the Board of Directors, who, in its sole discretion, will make such decisions based on the Company’s performance as related to goals, successes and timelines and/or as related to the Optionee’s individual performance goals, successes and timelines.

(b)          This Option may be exercised in respect of Option Shares that have vested in accordance with paragraph (a) above in whole or in part at any time prior to the Expiration Date provided, however, that in the event Optionee terminates employment or service with the Company and all Parents, Subsidiaries and Affiliates, from and after such Termination Date (as defined in Section 5 below), this Option may be exercised only with respect to Option Shares that have vested as of the Termination Date.

(c)          This Option may not be exercised for a fraction of a share.

4.	Method of Exercise of Option.

(a)          The Option may be exercised by delivering to the Company an executed Stock Option Notice of Exercise in the form attached hereto as Exhibit A, or in such other form as may be approved by the Administrator from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (i) Optionee’s election to exercise the Option, (ii) the number of shares of Common Stock being purchased, and (iii) payment in full of the aggregate Exercise Price of the shares being purchased. If someone other than the Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

(b)          The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities law, as they are in effect on the date of exercise.

(c)          Payment of the aggregate Exercise Price for Option Shares being purchased and any applicable withholding taxes may be made in cash or by certified/cashier’s check. The Administrator, in its sole discretion, may also allow payment to be made (i) to the extent permitted by applicable law, by means of a cashless exercise procedure specified by the Administrator, (ii) through delivery of unrestricted Shares already owned by the Optionee for more than six months on the date of surrender, to the extent the shares have an aggregate Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, or (iii) by any other means of exercise authorized from time to time by the Administrator.

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5.	Effect of Termination of Employment or Service and Change in Control.

(a)          Termination of Employment or Service Generally. Upon the termination of Optionee’s employment or service with the Company and all Parents, Subsidiaries and Affiliates under any circumstances other than for Cause, the Option shall immediately terminate as to any Option Shares that have not previously vested as of the date of such termination (the “Termination Date”). Any portion of the Option that has both vested and become exercisable as provided per Section 3 above as of the Termination Date shall be exercisable in whole or in part for a period of 90 days following the Termination Date; provided, however, that in the event of termination by reason of Optionee’s death or Disability, such exercise period shall extend until the date that is one year from the Termination Date; provided, further, that in no event may the Option be exercised after the Expiration Date. Upon expiration of such 90-day or one-year period, as applicable, any unexercised portion of the Option shall terminate in full (whether or not then exercisable).

(b)          Termination for Cause. Immediately upon the termination of Optionee’s employment or service with the Company or any Parent, Subsidiary or Affiliate for Cause, the Option shall terminate in full (whether or not then vested and/or exercisable).

(c)          Change in Control. Any portion of the Option that has not previously vested shall become fully vested and exercisable upon a Change in Control.

6.          Adjustments. In the event of any Change in Capitalization, the Administrator shall take such actions pursuant to Section 5 (Equitable Adjustments) of the Plan as it deems appropriate.

7.          Non-transferability of Option. Except under the laws of descent and distribution, the Optionee shall not be permitted to sell, transfer, pledge or assign the Option and this Option Agreement.

8.          Tax Consequences. The tax laws and regulations applicable to the grant and the exercise of the Option and to the disposition of the Option Shares are complex and subject to change. Optionee should consult a tax adviser to determine their own specific tax consequences.

9.          Securities Laws Requirements. The Option shall not be exercisable to any extent, and the Company shall not be obligated to transfer any Option Shares to the Optionee upon exercise of such Option, if such exercise, in the opinion of counsel for the Company, would violate the Securities Act of 1933 (the “Securities Act”) or any other Federal or state statutes having similar requirements as may be in effect at that time.

10.         No Obligation to Register Option Shares. The Company shall be under no obligation to register the Option Shares pursuant to the Securities Act or any other Federal or state securities laws.

11.         Investment Representation. The Optionee hereby represents and warrants to the Company that the Optionee, by reason of the Optionee’s business or financial experience (or the business or financial experience of the Optionee’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Optionee’s own interests in connection with the transactions contemplated under this Option Agreement.

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12.         Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act for such period as the Company or its underwriters may request (such period not to exceed 180 days following the date of the applicable offering), the Optionee shall not, directly or indirectly, sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Option Shares acquired under this Option Agreement without the prior written consent of the Company or its underwriters.

13.         Protections Against Violations of Agreement. No purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Option Shares by any holder thereof in violation of the provisions of this Agreement or the Certificate of Incorporation or the Bylaws of the Company, will be valid, and the Company will not transfer any of said Option Shares on its books nor will any of said Option Shares be entitled to vote, nor will any dividends be paid thereon, unless and until there has been full compliance with said provisions to the satisfaction of the Company. The foregoing restrictions are in addition to and not in lieu of any other remedies, legal or equitable, available to enforce said provisions.

14.         Withholding Requirements. The Company’s obligations under this Option Agreement shall be subject to all applicable tax and other withholding requirements, and the Company shall, to the extent permitted by law, have the right to deduct any withholding amounts from any payment or transfer of any kind otherwise due to the Optionee, including the right to withhold delivery of Option Shares due upon exercise of an Option until the Company receives adequate payment from the Optionee to satisfy those requirements.

15.         Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

16.         Governing Law. This Option Agreement shall be governed by and construed according to the laws of the State of Florida without regard to its principles of conflict of laws.

17.         Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement shall be subject to all terms and conditions of the Plan.

18.         Amendments. The Administrator may amend the terms of this Option Agreement prospectively or retroactively at any time, but no such amendment shall impair the rights of Optionee hereunder without his or her consent.

19.         Rights as a Stockholder. Neither the Optionee nor any of the Optionee’s successors in interest shall have any rights as a stockholder of the Company with respect to any shares of Common Stock subject to the Option until the date of issuance of a stock certificate for such shares of Common Stock.

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20.         Agreement Not a Contract for Services. Neither the Plan, the granting of the Option, this Option Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue to provide services as an officer, director, employee, consultant or advisor of the Company or any Parent, Subsidiary or Affiliate for any period of time or at any specific rate of compensation.

21.         Survival of Terms. This Option Agreement shall apply to and bind the Optionee and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

22.          Representations. The Optionee has reviewed with his own tax advisors the Federal, state, local and foreign tax consequences of the transactions contemplated by this Option Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that they (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Option Agreement.

23.         Authority of the Administrator. The Administrator shall have full authority to interpret and construe the terms of the Plan and this Option Agreement. The determination of the Administrator as to any such matter of interpretation or construction shall be final, binding and conclusive.

24.         Acceptance. The Optionee hereby acknowledges receipt of a copy of the Plan and this Option Agreement. Optionee has read and understand the terms and provision thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Option Agreement on the day and year first above written.

xG Technology, Inc.

By
CEO

By
CFO

NAME

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EXHIBIT A

xG Technology, Inc.

2009 STOCK INCENTIVE PLAN

OPTION AGREEMENT

NOTICE OF EXERCISE

______________, ____

xG Technology, Inc.

240 S. Pineapple Avenue, Suite 701

Sarasota, FL 34236

Attn: ___________________

On ______________, I was granted an option (an “Option”) by xG Technology, Inc. (the “Company”) under the Company’s 2009 Stock Incentive Plan (the “Plan”) and an Option Agreement, between myself and the Company (the “Agreement”). This letter is to notify you that I wish to purchase Option Shares under the Agreement as set forth below.

Exercise of Option

1.                   I wish to purchase _______ Option Shares at the exercise price of $PRICE per share for a total cost of $_________.

2.                   I am paying for these Option Shares as follows:

___	By enclosing cash and/or a certified/cashier’s check payable to the Company in the amount of $_________.
___	If approved by Administrator, by means of a cashless exercise procedure specified by the Administrator.
___	If approved by Administrator, by delivery of unrestricted shares of Company stock already owned by me for more than six months on the date of surrender, and which have an aggregate fair market value on the date of surrender equal to the aggregate exercise price of the Option Shares as to which the Option is being exercised, with any fractional share amounts to be settled by cash and/or a certified/ cashier’s check.

3.                  I am paying the local, state and federal withholding taxes and/or all other taxes that the Company has advised me are due as follows:

___	By enclosing cash and/or a certified/cashier’s check payable to the Company in the amount of $__________.

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___	If approved by Administrator, by authorizing the Company to withhold from the number of Option Shares I would otherwise receive that number of whole Shares having a fair market value equal to the minimum tax withholding due, with any fractional share amounts to be settled by cash and/or a certified/cashier’s check.
___	If approved by Administrator, by delivery of unrestricted shares of Company stock already owned by me for more than six months on the date of surrender, and which have an aggregate fair market value on the date of surrender equal to the amount of taxes being withheld by the Company, with any fractional share amounts to be settled by cash and/or a certified/cashier’s check.

4.                   In exercising my Option I hereby warrant and represent to the Company that I acknowledge that the Company has no obligation to issue a certificate evidencing any Option Shares purchasable by me until the purchase price of such Option Shares is fully paid as set forth in the Option Agreement.

Very truly yours,

Name and Address (please print)

Telephone Number	( ___ )

Social Security Number

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Board of Director Option Award Letter

xG Technology, Inc.

2009 STOCK INCENTIVE PLAN

OPTION AGREEMENT

This Option Agreement is made and entered into as of DATE (the “Date of Grant”), by and between xG Technology, Inc., (the “Company”), and NAME (the “Optionee”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2009 Stock Incentive Plan (the “Plan”). The Company intends that this Option will constitute

❑	An incentive stock option, taxed under Section 422 of the Code. Notwithstanding this intention at grant of the Option, the ultimate taxation of the Option will depend on whether the ultimate exercise of the Option and holding of Shares purchased through the Option exercise satisfy the requirements of Section 422 of the Code.

❑	A non-statutory stock option, not eligible for tax treatment under Section 422 of the Code.

25.         Number of Shares. The Company hereby grants to the Optionee an option (this “Option”) to purchase NUMBER Shares (the “Option Shares”) at an Exercise Price per Share of $PRICE, subject to all of the terms and conditions of this Option Agreement and the Plan. Subject as provided below, such Option Shares are hereby granted in consideration for the Optionee serving on the Company’s Board of Directors (the “Board Option Shares”).

26.         Option Term. The term of the Option and of this Option Agreement (the “Option Term”) shall commence on the Date of Grant set forth above and, unless the Option is previously terminated pursuant to Section 5 below, shall terminate on the tenth anniversary thereof (the “Expiration Date”). As of the Expiration Date, all rights of the Optionee hereunder shall terminate.

27.         Conditions of Vesting and Exercise.

(a)          Subject to Section 5 below, one third of the Board Option Shares shall vest on the anniversary of the Date of Grant (“First Vesting Date”), one third shall vest on the second anniversary of the Date of Grant (“Second Vesting Date”) and the final third shall vest on the third anniversary of the Date of Grant (“Third Vesting Date”), provided that the goals for service on the Board of Directors to be agreed in advance between the Company and the Optionee for the relevant period have been satisfied, achieved, performed or completed by the relevant Vesting Date.

(b)          This Option may be exercised in respect of Option Shares that have vested in accordance with paragraph (a) above in whole or in part at any time prior to the Expiration Date provided, however, that in the event Optionee terminates service on the Company’s Board, from and after such Termination Date (as defined in Section 5 below), this Option may be exercised only with respect to Option Shares that have vested as of the Termination Date.

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(c)          This Option may not be exercised for a fraction of a share.

28.         Method of Exercise of Option.

(a)          The Option may be exercised by delivering to the Company an executed Stock Option Notice of Exercise in the form attached hereto as Exhibit A, or in such other form as may be approved by the Administrator from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (i) Optionee’s election to exercise the Option, (ii) the number of shares of Common Stock being purchased, and (iii) payment in full of the aggregate Exercise Price of the shares being purchased. If someone other than the Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

(b)          The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities law, as they are in effect on the date of exercise.

(c)          Payment of the aggregate Exercise Price for Option Shares being purchased and any applicable withholding taxes may be made in cash or by certified/cashier’s check. The Administrator, in its sole discretion, may also allow payment to be made (i) to the extent permitted by applicable law, by means of a cashless exercise procedure specified by the Administrator, (ii) through delivery of unrestricted Shares already owned by the Optionee for more than six months on the date of surrender, to the extent the shares have an aggregate Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, or (iii) by any other means of exercise authorized from time to time by the Administrator.

29.         Effect of Termination of Service and Change in Control.

(a)          Termination of Service Generally. Upon the termination of Optionee’s service on the Company’s Board of Directors under any circumstances other than for Cause, the Option shall immediately terminate as to any Option Shares that have not previously vested as of the date of such termination (the “Termination Date”). Any portion of the Option that has both vested and become exercisable as provided per Section 3 above as of the Termination Date shall be exercisable in whole or in part for a period of 90 days following the Termination Date; provided, however, that in the event of termination by reason of Optionee’s death or Disability, such exercise period shall extend until the date that is one year from the Termination Date; provided, further, that in no event may the Option be exercised after the Expiration Date. Upon expiration of such 90-day or one-year period, as applicable, any unexercised portion of the Option shall terminate in full (whether or not then exercisable).

(b)          Termination for Cause. Immediately upon the termination of Optionee’s service on the Company’s Board of Directors for Cause, the Option shall terminate in full (whether or not then vested and/or exercisable).

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(c)          Change in Control. Any portion of the Option that has not previously vested shall become fully vested and exercisable upon a Change in Control.

30.         Adjustments. In the event of any Change in Capitalization, the Administrator shall take such actions pursuant to Section 5 (Equitable Adjustments) of the Plan as it deems appropriate.

31.         Non-transferability of Option. Except under the laws of descent and distribution, the Optionee shall not be permitted to sell, transfer, pledge or assign the Option and this Option Agreement.

32.         Tax Consequences. The tax laws and regulations applicable to the grant and the exercise of the Option and to the disposition of the Option Shares are complex and subject to change. Optionee should consult a tax adviser to determine their own specific tax consequences.

33.         Securities Laws Requirements. The Option shall not be exercisable to any extent, and the Company shall not be obligated to transfer any Option Shares to the Optionee upon exercise of such Option, if such exercise, in the opinion of counsel for the Company, would violate the Securities Act of 1933 (the “Securities Act”) or any other Federal or state statutes having similar requirements as may be in effect at that time.

34.         No Obligation to Register Option Shares. The Company shall be under no obligation to register the Option Shares pursuant to the Securities Act or any other Federal or state securities laws.

35.         Investment Representation. The Optionee hereby represents and warrants to the Company that the Optionee, by reason of the Optionee’s business or financial experience (or the business or financial experience of the Optionee’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Optionee’s own interests in connection with the transactions contemplated under this Option Agreement.

36.         Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act for such period as the Company or its underwriters may request (such period not to exceed 180 days following the date of the applicable offering), the Optionee shall not, directly or indirectly, sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Option Shares acquired under this Option Agreement without the prior written consent of the Company or its underwriters.

37.         Protections Against Violations of Agreement. No purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Option Shares by any holder thereof in violation of the provisions of this Agreement or the Certificate of Incorporation or the Bylaws of the Company, will be valid, and the Company will not transfer any of said Option Shares on its books nor will any of said Option Shares be entitled to vote, nor will any dividends be paid thereon, unless and until there has been full compliance with said provisions to the satisfaction of the Company. The foregoing restrictions are in addition to and not in lieu of any other remedies, legal or equitable, available to enforce said provisions.

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38.         Withholding Requirements. The Company’s obligations under this Option Agreement shall be subject to all applicable tax and other withholding requirements, and the Company shall, to the extent permitted by law, have the right to deduct any withholding amounts from any payment or transfer of any kind otherwise due to the Optionee, including the right to withhold delivery of Option Shares due upon exercise of an Option until the Company receives adequate payment from the Optionee to satisfy those requirements.

39.         Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

40.         Governing Law. This Option Agreement shall be governed by and construed according to the laws of the State of Florida without regard to its principles of conflict of laws.

41.         Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement shall be subject to all terms and conditions of the Plan.

42.         Amendments. The Administrator may amend the terms of this Option Agreement prospectively or retroactively at any time, but no such amendment shall impair the rights of Optionee hereunder without his or her consent.

43.         Rights as a Stockholder. Neither the Optionee nor any of the Optionee’s successors in interest shall have any rights as a stockholder of the Company with respect to any shares of Common Stock subject to the Option until the date of issuance of a stock certificate for such shares of Common Stock.

44.         Agreement Not a Contract for Services. Neither the Plan, the granting of the Option, this Option Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue to provide services as an officer, director, employee, consultant or advisor of the Company or any Parent, Subsidiary or Affiliate for any period of time or at any specific rate of compensation.

45.         Survival of Terms. This Option Agreement shall apply to and bind the Optionee and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

46.          Representations. The Optionee has reviewed with his own tax advisors the Federal, state, local and foreign tax consequences of the transactions contemplated by this Option Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that they (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Option Agreement.

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47.         Authority of the Administrator. The Administrator shall have full authority to interpret and construe the terms of the Plan and this Option Agreement. The determination of the Administrator as to any such matter of interpretation or construction shall be final, binding and conclusive.

48.         Acceptance. The Optionee hereby acknowledges receipt of a copy of the Plan and this Option Agreement. Optionee has read and understand the terms and provision thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Option Agreement on the day and year first above written.

xG Technology, Inc.

By:
CEO

By:
CFO

NAME

12

EXHIBIT A

xG Technology, Inc.

2009 STOCK INCENTIVE PLAN

OPTION AGREEMENT

NOTICE OF EXERCISE

______________, ____

xG Technology, Inc.

240 S. Pineapple Avenue, Suite 701

Sarasota, FL 34236

Attn: ___________________

On ______________, I was granted an option (an “Option”) by xG Technology, Inc. (the “Company”) under the Company’s 2009 Stock Incentive Plan (the “Plan”) and an Option Agreement, between myself and the Company (the “Agreement”). This letter is to notify you that I wish to purchase Option Shares under the Agreement as set forth below.

Exercise of Option

1.                 I wish to purchase _______ Option Shares at the exercise price of $PRICE per share for a total cost of $_________.

2.                 I am paying for these Option Shares as follows:

___	By enclosing cash and/or a certified/cashier’s check payable to the Company in the amount of $_________.
___	If approved by Administrator, by means of a cashless exercise procedure specified by the Administrator.
___	If approved by Administrator, by delivery of unrestricted shares of Company stock already owned by me for more than six months on the date of surrender, and which have an aggregate fair market value on the date of surrender equal to the aggregate exercise price of the Option Shares as to which the Option is being exercised, with any fractional share amounts to be settled by cash and/or a certified/ cashier’s check.

3.                 I am paying the local, state and federal withholding taxes and/or all other taxes that the Company has advised me are due as follows:

___	By enclosing cash and/or a certified/cashier’s check payable to the Company in the amount of $__________.

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___	If approved by Administrator, by authorizing the Company to withhold from the number of Option Shares I would otherwise receive that number of whole Shares having a fair market value equal to the minimum tax withholding due, with any fractional share amounts to be settled by cash and/or a certified/cashier’s check.
___	If approved by Administrator, by delivery of unrestricted shares of Company stock already owned by me for more than six months on the date of surrender, and which have an aggregate fair market value on the date of surrender equal to the amount of taxes being withheld by the Company, with any fractional share amounts to be settled by cash and/or a certified/cashier’s check.

4.                   In exercising my Option I hereby warrant and represent to the Company that I acknowledge that the Company has no obligation to issue a certificate evidencing any Option Shares purchasable by me until the purchase price of such Option Shares is fully paid as set forth in the Option Agreement.

Very truly yours,

Name and Address (please print)

Telephone Number	( ___ )

Social Security Number

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